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                                                                    Exhibit 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Robotic Vision Systems, Inc. (the "Company") on Form S-3 of our report dated December 27, 1999, included and incorporated by reference in this Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 22, 2000